Exhibit 4

                                                                         (Front)

Not Valid Unless Countersigned by Transfer Agent

NORTH AMERICAN GOLD & MINERALS FUND

CUSIP # 65687T 20 8

Authorized Stock: 250,000,000
Par Value:  $.001

This Certifies that

Is The Record Holder Of

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                            /s/
------------------------                    --------------------------
                                            Secretary

                                            /s/
                                            --------------------------
                                            President

                                    Corporate
                                      Seal

Not valid unless countersigned by Transfer Agent Countersigned:

                                                   Holladay Stock Transfer, Inc.
                                                   2939 North 67th Place, Ste C
                                                   Scottsdale, Arizona 85251

                                                   By:____________________
                                                      Authorized Signature

                                                                       Exhibit 4

                                                                          (Back)

Note: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a banker (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ___ Custodian ___
TEN ENT - as tenants by the entireties                     (Cust)       (Minor)
JT TEN - as joint tenants with right of                   under Uniform Gifts to
         survivorship and not as tenants                      Minor Act ________
         in common                                                      (State)

Additional abbreviations my also be used thought not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


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Please insert Social Security or other
Identifying Number of Assignee

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(Please print or typewrite name and address, including zip code of assignee)

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_________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


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Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever